Exhibit 99.4
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                  PURCHASE AGREEMENT ASSIGNMENT AND ASSUMPTION

      THIS PURCHASE AGREEMENT ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption"), dated as of April 26, 2002, is entered into by and among Storage USA, Inc., a Tennessee corporation (the "Company"), Storage USA Trust, a Maryland real estate investment trust and a wholly owned subsidiary of the Company (the "Trust"), SUSA Partnership, L.P., a Tennessee limited partnership of which the Company is the sole general partner ("SUSA" and together with the Company and the Trust, the "Sellers"), and Security Capital Group Incorporated, a Maryland corporation ("Group").

                                   WITNESSETH:

      WHEREAS, the Sellers and Group are parties to a Purchase Agreement, dated as of December 5, 2001, as amended by Letter Agreements dated as of January 17 and April 18, 2002 (as so amended, the "Purchase Agreement"; defined terms used and not defined herein having the meaning assigned thereto in the Purchase Agreement), pursuant to which, among other things, on the terms and subject to the conditions contained therein, (a) the Sellers have agreed to sell to Group and Group has agreed to purchase (i) any and all assets of the Company, (ii) the Partnership Interests (as defined in the next recital) from the Company, the Trust and SUSA, and (iii) the Purchased Shares from SUSA, and the Sellers, respectively, have agreed to sell all such assets to Group and (b) Group has agreed to assume, and the Company has agreed to transfer to Group, the Transferred Liabilities (as defined in the last Recital to this Assignment and Assumption);

      WHEREAS, the Company owns all of the general partnership interest (representing 0.9246% of all partnership interests), and the Trust owns a 91.5363% limited partnership interest, in SUSA (all such partnership interests, collectively, the "SUSA Interest"), and SUSA owns all of the general partnership interests (representing 99% of all partnership interests), and the Company owns all of the limited partnership interests (representing 1% of all partnership interests), in SUSA Holdings LP, a Tennessee limited partnership of which the Company is the sole general partner ("Holdings") (all such partnership interests, other than those owned by SUSA, collectively, the "Holdings Interest" and, together with the SUSA Interest, the "Partnership Interests"); and

      WHEREAS, the parties hereto intended for the definition of "Partnership Interests" in the first Recital to the Purchase Agreement to read as set forth in the immediately preceding Recital to this Assignment and Assumption and for the definition of "Transferred Liabilities" in Section 1.138 of the Purchase Agreement to mean all of the Liabilities of the Company, including those set forth or described in Annex A hereto;

      NOW, THEREFORE, in consideration of the premises contained herein and the mutual covenants and agreements set forth in the Purchase Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follow:


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  1.  Assignment.  Pursuant to Section 2.1(b) and (c) of the Purchase Agreement:
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      (a) The Company hereby grants, sells, conveys, assigns, transfers and delivers to Group, and Group hereby purchases, acquires and accepts from the Company, all of the right, title and interest in and to (i) all of the Company's limited partnership interests in each of the Partnership Interests (as defined herein) and (ii) all of the Company's general partnership interests in each of the Partnership Interests;

      (b) The Trust hereby grants, sells, conveys, assigns, transfers and delivers to Group, and Group hereby purchases, acquires and accepts from the Trust, all of the right, title and interest in and to all of the Trust's partnership interests in each of the Partnership Interests;

      (c) The Company hereby grants, sells, conveys, assigns, transfers and delivers to Group, and Group hereby purchases, acquires and accepts from the Company, all of the right, title and interest in and to all of the Company's Other Assets, including all of the Company's right, title and interest in and to all of the issued and outstanding shares of capital stock of the Trust, Huron Acquisitions, Inc. and SUSA Finance Corp. (the "Other Assets Subsidiary Stock"), along with stock certificates, with stock powers executed in blank, representing the Other Assets Subsidiary Stock.

  2.  Assumption. Pursuant to Section 2.1(d) of the Purchase Agreement, the
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Company hereby transfers and assigns to Group, and Group hereby accepts, assumes and agrees to pay, perform and otherwise discharge in accordance with the respective terms and subject to the respective conditions thereof, the Transferred Liabilities set forth or described on Annex A hereto.

  3.  Governing Law.  This Assignment and Assumption shall be governed by and
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 construed in accordance with the laws of the State of Maryland, without giving effect to such State's laws and principles regarding the conflict of laws.

  4.  Headings.  The headings of this Assignment and Assumption are for
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 reference purposes only and shall not affect in any way the meaning or interpretation of this Assignment and Assumption.

   5. Amendments and Waivers. This Assignment and Assumption may not be
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modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by any other party with any term or provision hereof on the part of such other party hereto to be performed or complied with. The failure of any party hereto to assert any of its rights under this Assignment and Assumption or otherwise shall not constitute a waiver of such rights, and any waiver pursuant to this Section by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

  6.  Counterparts.  This Assignment and Assumption may be executed in one or
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 more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption as of the date first above written.


                                    STORAGE USA, INC.

                                    By: /s/ John W. McConomy
                                       ---------------------------------------
                                       Name:  John W. McConomy
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


                                    STORAGE USA TRUST

                                    By: /s/ John W. McConomy
                                       ---------------------------------------
                                       Name:  John W. McConomy
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


                                    SUSA PARTNERSHIP, L.P.

                                    By: Storage USA, Inc., its general partner

                                    By: /s/ John W. McConomy
                                       ---------------------------------------
                                       Name:  John W. McConomy
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                    SECURITY CAPITAL GROUP INCORPORATED

                                    By: /s/ Jeffrey A. Klopf
                                       ---------------------------------------
                                       Name:  Jeffrey A. Klopf
                                       Title: Senior Vice President and
                                              Secretary

                                     ANNEX A

                            (Transferred Liabilities)

All Liabilities (as defined in the Purchase Agreement) of the Company, including without limitation under all agreements set forth on Schedule 3.13(a) to the Purchase Agreement.